UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 29, 2009
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32657	980363970
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton, HM08
Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NABORS INDUSTRIES LTD.

Item 8.01 Other Events	3
Item 9.01 Financial Statements and Exhibits	5
SIGNATURES	6
EXHIBIT INDEX	7
EX-23.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6

Item 8.01. Other Events
     This Current Report on Form 8-K is being filed by Nabors Industries Ltd. (the “Company”) to adjust retrospectively portions of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed on March 2, 2009, as subsequently amended by Amendment No. 1 on Form 10-K/A, filed on March 31, 2009 (the “2008 Form 10-K”), to reflect our adoption, effective January 1, 2009, of FASB Staff Position APB No. 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement),” and FSP Emerging Issues Task Force (“EITF”) No. 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transaction Are Participating Securities.”
     APB No. 14-1 specifies that issuers of convertible debt instruments that may be settled in cash upon conversion should separately account for the liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate. As a result, our convertible debt instruments have been accounted for with a liability component discounted to the fair value of a similar nonconvertible debt instrument and an equity component based on the excess of the initial proceeds from the convertible debt instrument over the liability component. Such excess, representing proceeds of the conversion option, has been recorded as capital in excess of par value. The discount is being amortized as additional non-cash interest expense over the convertible debt instrument’s expected life.
     EITF 03-6-1 provides that securities granted in share-based transactions are considered “participating securities” prior to vesting if they have a nonforfeitable right to participate in any dividends, and such securities therefore should be included in computing basic and diluted earnings per share. Outstanding restricted stock awards to our employees and directors are considered participating securities under this definition.
     The following Items of the 2008 Form 10-K are being adjusted retrospectively to reflect the adoption of the accounting pronouncements described above (which Items as adjusted are attached as Exhibits hereto and hereby incorporated by reference herein):
Part I, Item 1A. Risk Factors;
Part II, Item 6. Selected Financial Data;
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk;
Part II, Item 8. Financial Statements and Supplementary Data; and
Part IV, Item 15. The following Exhibit:
     Exhibit 12.1 — Computation of Ratio of Earnings to Fixed Charges
     This Current Report on Form 8-K is being filed solely for the purpose described above. As such, it affects only the Items specified above, and updates those Items only to the extent of the adoption of the accounting pronouncements described above. No attempt has been made in this filing to reflect subsequent information or events, or to modify or update disclosures in the 2008 Form 10-K, except as described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 and in other filings with the Securities and Exchange Commission. Accordingly, this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, such Quarterly Report on Form 10-Q and our other filings.
     The following sets forth the direct impact of our adoption of the accounting pronouncements described above to our historical consolidated financial statements for the periods specified below.
     The effect on our consolidated balance sheets is as follows:

	December 31,
	2008		2007
	As	As	As	As
(In thousands)	reported	adjusted	reported	adjusted
Property, plant and equipment, net	$7,282,042	$7,331,959	$6,632,612	$6,669,013
Current portion of long-term debt	225,030	225,030	700,000	691,306
Long-term debt	3,887,711	3,600,533	3,306,433	2,894,659
Deferred income tax liability (1)	497,415	622,523	541,982	711,393
Capital in excess of par value	1,705,907	2,129,415	1,710,036	2,133,579
Retained earnings	3,910,253	3,698,732	3,359,080	3,222,995

(1)	The increase to deferred income tax liabilities was partially related to a reduction of a deferred tax asset of $215.9 million which had been previously recorded in the second quarter of 2006 for the effect of the future tax benefits related to the exchangeable note hedge.
     The effect on our consolidated statements of income is as follows:

	Years Ended December 31,
	2008		2007		2006
	As	As	As	As	As	As
(In thousands, except per share amounts)	reported	adjusted	reported	adjusted	reported	adjusted
Depreciation expense	$611,066	$614,367	$467,730	$469,669	$364,653	$365,357
Interest expense	91,620	196,718	53,702	154,920	46,586	120,507
Income tax expense	250,451	206,147	239,664	201,496	434,893	407,282
Net income	551,173	475,737	930,691	865,702	1,020,736	973,722

The effect on our earnings per share calculation is as follows:

	Years Ended December 31,
	2008		2007		2006
	As	As	As	As	As	As
(In thousands, except per share amounts)	reported	adjusted	reported	adjusted	reported	adjusted
Earnings per share:
Basic from continuing operations	$1.98	$1.69	$3.21	$2.96	$3.42	$3.25
Basic from discontinued operations	—	—	.13	.12	.10	.10

Total Basic	$1.98	$1.69	$3.34	$3.08	$3.52	$3.35

Diluted from continuing operations	$1.93	$1.65	$3.13	$2.88	$3.31	$3.15
Diluted from discontinued operations	—	—	.12	.12	.09	.09

Total Diluted	$1.93	$1.65	$3.25	$3.00	$3.40	$3.24

Weighted-average number of common shares outstanding:
Basic	278,166	281,622	279,026	281,238	290,241	291,267
Diluted	285,285	288,236	286,606	288,226	299,827	300,677

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 23.1:	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1:	Item 1A, Form 10-K — Risk Factors

Exhibit 99.2:	Item 6, Form 10-K — Selected Financial Data

Exhibit 99.3:	Item 7, Form 10-K — Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.4:	Item 7A, Form 10-K — Quantitative and Qualitative Disclosures About Market Risk

Exhibit 99.5:	Item 8, Form 10-K — Financial Statements and Supplementary Data

Exhibit 99.6:	Item 15, Form 10-K — Exhibit 12.1 — Computation of Ratio of Earnings to Fixed Charges

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: May 29, 2009	By: /s/ R. Clark Wood

R. Clark Wood
Principal accounting and financial officer

EXHIBIT INDEX

Exhibit 23.1:	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1:	Item 1A, Form 10-K — Risk Factors

Exhibit 99.2:	Item 6, Form 10-K — Selected Financial Data

Exhibit 99.3:	Item 7, Form 10-K — Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.4:	Item 7A, Form 10-K — Quantitative and Qualitative Disclosures About Market Risk

Exhibit 99.5:	Item 8, Form 10-K — Financial Statements and Supplementary Data

Exhibit 99.6:	Item 15, Form 10-K — Exhibit 12.1 — Computation of Ratio of Earnings to Fixed Charges